SiM Dynamic Allocation Diversified Income Fund
Class A
A series of Advisors Series Trust

July 30, 2014

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated
August 28, 2013, as supplemented on June 19, 2014 (the “Supplement”)

As described in the Supplement dated June 19, 2014, upon a recommendation by Strategic Income Management, LLC (the “Adviser”), the investment adviser to the SiM Dynamic Allocation Diversified Income Fund (the “Diversified Income Fund” or the “Fund”), the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) previously approved a plan of reorganization  (the “Reorganization”) whereby the Diversified Income Fund would be reorganized into the SiM Dynamic Allocation Equity Income Fund.  The Reorganization was expected to occur pursuant to Rule 17a-8 of the Investment Company Act of 1940, as amended, which allows affiliated mutual funds to merge without obtaining prior shareholder approval, provided that certain conditions are met.  The staff of the U.S. Securities and Exchange Commission has informed the Diversified Income Fund that it believes that Rule 17a-8 is not available for the proposed Reorganization and the Fund must seek shareholder approval in order for the Reorganization of the Fund to occur.  The Adviser has informed the Board that the costs of obtaining shareholder approval of the Reorganization are prohibitive relative to the assets in the Diversified Income Fund.  The Adviser has also informed the Board that it will not agree to extend the term of the Fund’s current operating expense limitation agreement when it expires on August 30, 2014 as it does not believe that the Fund is economically viable at its current size and it believes the Fund has limited prospects for meaningful growth in the near future.  Therefore, without further action, the expenses of the Fund would rise dramatically beginning on September 1, 2014.  As a result, based upon a recommendation by the Adviser, the Board has concluded that it would be in the best interests of the Diversified Income Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust.  In connection with this, the Board has adopted a plan of liquidation.  Please note that the Diversified Income Fund will be liquidating its assets on August 29, 2014.  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, the Diversified Income Fund is no longer accepting purchases.  In addition, effective immediately, the Adviser will begin an orderly transition of the Diversified Income Fund’s portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.

Shareholders of the Diversified Income Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by August 28, 2014, will automatically be redeemed on August 29, 2014, and net cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-855-746-3863 (855-SIM-FUND) prior to August 28, 2014 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Diversified Income Fund has not received your redemption request or other instruction by August 28, 2014, your shares will be redeemed on August 29, 2014, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on August 29, 2014.

Please contact the Fund at 1-855-746-3863 (855-SIM-FUND) if you have any questions.

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Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for future reference.